March 31, 2015

TOUCHSTONE STRATEGIC TRUST

Touchstone Large Cap Growth Fund

Supplement To the Prospectus and Summary Prospectus Dated July 30, 2014

Change in Sub-Advisor

On February 12, 2015, the Board of Trustees (the “Board”) of Touchstone Strategic Trust approved the selection of Rockefeller & Co. as Sub-Advisor to the Touchstone Large Cap Growth Fund (the “Fund”) effective on or about May 4, 2015, and the termination of Navellier & Associates, Inc. (“Navellier”) as Sub-Advisor to the Fund. In addition, the Board approved the possible retention of Russell Implementation Services, Inc. (“Russell”) as an interim Sub-Advisor to the Fund to provide certain portfolio transition services to the Fund if deemed necessary. Touchstone Advisors, Inc. (“Touchstone”), the Fund’s Advisor, has determined that it would be in the Fund’s best interests to utilize Russell’s portfolio transition services effective on or about April 1, 2015; accordingly, Navellier will no longer provide services to the Fund after close of business on March 31, 2015, and all references to Navellier as Sub-Advisor of the Fund in the Summary Prospectus and Prospectus are deleted.  Russell will serve as the interim Sub-Advisor to the Fund effective until on or about close of business on May 1, 2015. In selecting Russell as interim Sub-Advisor, the Board considered, among other factors, Russell’s experience and record in interim and transition management.  Russell will manage the Fund to its existing benchmark, the Russell 1000 Growth Index, during this interim period.  Wayne A. Hollister, Senior Portfolio Manager at Russell, will serve as portfolio manager during the interim period. Additionally, the following changes have been made.

The Fund’s Management

In the section of the Prospectus titled “The Fund’s Management,” the sub-section “Sub-Advisor” is replaced with the following:

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Investment Sub-Advisor
Russell Implementation Services, Inc.	Wayne A. Hollister	Managing the Fund since April 2015	Senior Portfolio Manager

Sub-Advisors and Portfolio Managers

In the section of the Prospectus titled “Sub-Advisors and Portfolio Managers,” the sub-section “Large Cap Growth Fund” is replaced with the following:

Russell Implementation Services, Inc. (“Russell”), a dually registered SEC investment advisor and broker-dealer, located at 1301 Second Avenue, 18th Floor, Seattle, WA 98101, serves as Sub-Advisor to the Touchstone Large Cap Growth Fund.  Russell is a wholly-owned subsidiary of Frank Russell Company (dba Russell Investment Group).  Russell Investment Group is a wholly owned subsidiary of the London Stock Exchange Group.  Russell provides transition management and interim investment management services for institutional clients.  As Sub-Advisor, Russell makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 30, 2014, Russell had approximately $4.1 billion of assets under management.

Wayne A. Hollister is a senior portfolio manager for Russell.  He is a member of Russell’s dedicated global portfolio transition team, which executes portfolio transition assignments for all Russell funds and separate client accounts.  Mr. Hollister has 11 years of investment experience and joined Russell in 2002. He is a former naval carrier aviator, having served in the U.S. Navy from 1990 to 1999.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TEQAX-S2-1503